SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): September 14, 1998



                              CITY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


       West Virginia                    0-17733                 55-0619957
(State or other jurisdiction      (Commission File No.)       I.R.S. Employer
      of incorporation)                                     (Identification No.)


                                25 Gatewater Road
                                  P.O. Box 7520
                         Charleston, West Virginia 25313
                    (Address of principal executive offices)


                                 (304) 769-1102
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)

Item 5.           Other Events

         As previously reported by City Holding Company ("City Holding") in its Quarterly Report on Form 10-Q, dated June 30, 1998, City Holding entered into an Agreement and Plan of Reorganization (the "Agreement") with Horizon Bancorp, Inc. ("Horizon") on August 7, 1998, which provides, among other things, for the acquisition of Horizon by City Holding.

         In connection with the Agreement, attached hereto as exhibits are (i) certain unaudited consolidated financial information of Horizon, including the consolidated balance sheet of Horizon as of June 30, 1998, and the related consolidated statements of income, changes in shareholders' equity and cash flows for the three months and the six months ended June 30, 1998 and the related notes thereto (the "Unaudited Financial Statements"); (ii) Management's Discussion and Analysis of Financial Condition and Results of Operations as included in Horizon's Form 10-Q for the quarter ended June 30, 1998; (iii) certain audited consolidated financial information of Horizon, including the consolidated balance sheets of Horizon as of December 31, 1997 and 1996, the related consolidated statements of income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 1997, 1996 and 1995 and the related notes thereto and report of independent auditors thereon (the "Audited Financial Statements"); and (iv) Management's Discussion and Analysis of Financial Condition and Results of Operations as incorporated by reference in Horizon's Annual Report on Form 10-K for the year ended December 31, 1998.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

         This Current Report on Form 8-K (including information included or incorporated by reference herein) contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Horizon on a consolidated basis, including statements preceded by, followed by or that include the words "believes", "expects", "anticipates", "estimates" or similar expressions. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities:
(a) competitive pressures among depository and other financial institutions may increase significantly; (b) changes in the interest rate environment may reduce margins; (c) general economic or business conditions, either nationally or in the states in which Horizon is doing business, may be less favorable than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (d) legislative or regulatory changes may adversely affect the business in which Horizon is engaged; and (e) changes may occur in the securities markets. The forward-looking information is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and City Holding disclaims any intent or obligation to update this forward-looking information.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (c)      Exhibits

                           (23)(a)    Consent of Ernst & Young LLP

                           (23)(b)    Consent of Diamond, Leftwich, Goheen &
                                      Dunn

                           (99)(a) Horizon Unaudited Financial Statements as of June 30, 1998

                           (99)(b) Horizon Management's Discussion and Analysis of Financial Condition and Results of Operations for the Period Ended June 30, 1998

                           (99)(c) Horizon Audited Financial Statements as of December 31, 1997

                           (99)(d) Horizon Management's Discussion and Analysis of Financial Condition and Results of Operations for the Period Ended December 31, 1997

                           (99)(e) Independent Auditors' Report of Ernst & Young LLP

                           (99)(f) Independent Auditors' Report of Diamond, Leftwich, Goheen & Dunn

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CITY HOLDING COMPANY



September 14, 1998                                  /s/ Michael D. Dean
                                                   -----------------------------
                                                   Michael D. Dean
                                                   Senior Vice President-Finance